UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Brooklyn Capital Management, LLC
60 Heritage Drive
Pleasantville, NY 10570
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2009

Date of reporting period:  12/31/2009

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Annual Report
For the nine months ended December 31, 2009

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)

February 17, 2010

Dear Shareholders:

First, I would like to review the recent history of Special Opportunities Fund (f/k/a Insured Municipal Income Fund).

From its inception in 1993 until 2009, Insured Municipal Income Fund invested exclusively in tax free securities.  After a proxy contest that ended on August 12, 2009, a new Board of Directors was elected to manage the Fund.  The Fund’s former investment advisor, UBS Global Asset Management (Americas) Inc. then resigned effective October 18, 2009.  The newly elected Board voted to (1) replace UBS with Brooklyn Capital Management LLC, a newly formed investment advisor of which Andrew Dakos, Steve Samuels and I are principals, and (2) change the Fund’s principal investment objective from one of providing tax free income to one of providing total return.  These changes were subsequently approved by stockholders.  The name of the Fund was also changed to Special Opportunities Fund to conform to its new objective and BCM’s opportunistic investment philosophy.

In addition, in September 2009 the Board commenced a program to conduct an orderly sale of all of the Fund’s portfolio securities in order to fund a self-tender offer for the Fund’s common shares.  The purpose of the self-tender offer was to fulfill a commitment we made during the proxy contest to afford stockholders an opportunity to realize the intrinsic value of their shares.  Only after the tender offer was completed did BCM begin to invest the Fund’s remaining assets in accordance with its new investment objective and policies.  BCM voluntarily waived its management fees until the tender was completed.  That happened on January 22, 2010.  All of the shares that were tendered were accepted for payment at a price of $14.18 per share (99.5% of the NAV per common share of $14.25).

After the tender offer the Fund commenced its new life with net assets of $96 million or $14.41 per share (up from $14.25 as a result of accretion from the tender offer) in cash and cash equivalents.  Thus, investors who wish to evaluate the investment merits of the Fund as it is now being managed should probably disregard any data relating to periods prior to January 25, 2010, the next business day following completion of the tender offer.

Since January 25th, BCM has been methodically and opportunistically making investments in shares of closed-end funds that it believes are undervalued.  As a rule, we are not interested in making an investment unless we think that we have an edge.  Consequently, while we are not averse to seizing investment opportunities of any kind, including, for instance, in the securities of operating companies or in risk arbitrage, if they present themselves, we are in no rush to

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)

become fully invested.  In fact, that may not happen for six months or more.  As of the date of this letter, less than 10% of the Fund’s assets have been invested in accordance with the new objective and policies.

As I mentioned in my last letter, the primary advantage of investing in a closed-end fund is that it allows an investment manager to “do his thing” without having to worry about redemptions.  In particular, a manager of a closed-end fund can more comfortably invest in attractive but less liquid securities than a manager of an open-end fund.

For example, we anticipate acquiring the auction rate preferred shares of other closed-end funds at a discount to their liquidation value and possibly holding them until they are retired.  We believe that ARPs of closed-end funds are very safe investments but they are also are very illiquid.  That makes them ideal investments for a closed-end fund like Special Opportunities Fund.

Another illiquid investment we are actively considering is a new privately issued note that is available only to sophisticated investors.  The note matures in twenty-eight months and will accrue interest of more than 10% per annum.  The proceeds of the note will be used to lend money to affluent senior citizens to pay the premiums on a life insurance policy for two years.  The note will be collateralized by the insurance policies purchased with the loans.  The value of the note should be relatively uncorrelated to the stock market.  We have done a significant amount of due diligence on this newly designed note and feel that it offers the prospect of an excellent yield with relatively little risk to our principal.  As a result of the note’s protective covenants, we think it is much less risky than actually owning life settlement policies or even a security representing an interest in a pool of such policies.  In sum, we think this investment is well suited for the Fund.

To conclude on a personal note, I am grateful for the opportunity to show that our stockholders can benefit from the unique advantages of the closed-end fund structure.   If Special Opportunities Fund becomes just another mediocre closed-end fund, then we – and I -- will have failed.  And I hate to fail.  While no one can guarantee investment success, I can assure you that the Board, BCM and I are committed to making Special Opportunities Fund a truly special investment vehicle.

Sincerely yours,

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)

Performance at a glance (unaudited)

Average annual total returns for common stock for periods ended 12/31/09

Net asset value returns	9 months	1 year	5 years	10 years
Special Opportunities Fund, Inc.	13.51%	23.16%	3.53%	5.29%

Market price returns
Special Opportunities Fund, Inc.	29.00%	47.32%	6.71%	8.12%

Index returns
Barclays Capital Municipal Bond Index	8.34%	12.91%	4.32%	5.75%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The Fund’s investment objective and investment adviser have changed (see Notes to financial statements).  Therefore, past performance is not relevant to the Fund going forward.

The Barclays Capital Municipal Bond Index (formerly known as the Lehman Brothers Municipal Bond Index) is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the United States. Index returns do not include reinvestment of dividends. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Share price, dividend and yields as of 12/31/09
Market price	$14.09
Net asset value (per share applicable to common shareholders)	$14.26
December 2009 dividend	$0.04
Market yield(1)	3.41%
NAV yield(1)	3.37%

(1)
Market yield is calculated by multiplying the December 2009 dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the December 2009 dividend by 12 and dividing by the month-end net asset value. Prices and yields will vary.

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)

Portfolio statistics (unaudited)

Characteristics	12/31/09	09/30/09	03/31/09
Net assets applicable to
common shareholders (mm)	$294.1	$305.3	$269.3
Weighted average maturity	5.3 days	10.5 yrs	15.5 yrs
Weighted average coupon	0.2%	3.2%	5.5%
Leverage(1)	—	29.8%	41.9%
Securities subject to alternative
minimum tax (AMT)(2)	—	5.5%	16.8%
Maturing within five years(2)	100.0%	26.3%	4.4%
Maturing beyond five years(2)	—	73.7%	95.6%
Insured securities(2)	77.2%	83.5%	86.5%
Non-insured securities(2)	22.8%	16.5%	13.5%

Portfolio composition(3)	12/31/09	09/30/09	03/31/09
Long-term municipal bonds	—	59.8%	107.7%
Short-term municipal notes	89.5%	21.4	0.3
Futures	—	—	—
Cash equivalents and other
assets less liabilities	10.5	18.8	(8.0)
Total	100.0%	100.0%	100.0%

Credit quality(2)	12/31/09	09/30/09	03/31/09
AAA	—	46.5%	48.5%
AA	—	11.3	32.8
A	—	12.3	3.1
A-1	60.1%	26.3	0.2
BBB	—	—	5.9
Nonrated	39.9	3.6	9.5
Total	100.0%	100.0%	100.0%

(1)	Includes leverage attributable to both the Fund’s Auction Preferred Shares and the Tender Option Bond Program as a percentage of total assets. Leverage was terminated in October 2009.
(2)
Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio was actively managed and its composition varied over time. Credit quality ratings shown are designated by Standard & Poor’s Rating Group, an independent rating agency.

(3)	As a percentage of net assets applicable to common and preferred shareholders as of the dates indicated. The Fund’s Auction Preferred Shares were redeemed in October 2009.

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)

Portfolio statistics (unaudited) (concluded)

Top five states(1)	12/31/09		09/30/09		03/31/09
Massachusetts	15.6%	Illinois	14.0%	Illinois	15.8%
New York	14.9	New York	11.2	California	14.7
California	14.5	California	11.1	New York	13.6
North Carolina	12.0	Texas	8.2	Texas	10.4
Florida/Washington(2)	17.2	Florida	7.3	Florida	9.4
Total	74.2%	Total	51.8%	Total	63.9%

Top five sectors(1)	12/31/09		09/30/09		03/31/09
College/University	21.9%	General obligations	21.6%	Water	22.2%
General obligations	14.3	Water	9.7	Airport	18.6
Industrial	13.8	Power	9.6	General obligations	14.2
Water	13.1	Tolls	7.7	Tolls	9.0
Tolls	10.6	Hospital	6.9	Power	6.4
Total	73.7%	Total	55.5%	Total	70.4%

(1)	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio was actively managed and its composition varied over time.
(2)	Both states represent 8.6% of total investments. Both states are included in the total of the top five states.

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Portfolio of investments—December 31, 2009
	Moody’s	S&P
	rating	rating		Face
Security description	(unaudited)	(unaudited)	amount	Value
Short-term municipal notes(1)—89.50%

Alaska—6.46%
Valdez Marine Terminal Revenue -
BP Pipelines Inc. Project - Series A
0.180%, 01/04/2010	VMIG-1	A-1+	$19,000,000	$ 19,000,000

California—14.28%
Bay Area Toll Authority Toll Bridge
Revenue (SPA: Bank of America N.A.)
0.170%, 01/07/2010	VMIG-1	A-1	22,000,000	22,000,000
Metropolitan Water District of Southern
California Waterworks Revenue -
Series A-2 (SPA: JPMorgan Chase Bank)
0.150%, 01/07/2010	VMIG-1	A-1+	20,000,000	20,000,000
				42,000,000
Florida—8.50%
JEA Electric System Revenue - Series Three-A
(SPA: Barclays Bank PLC)
0.200%, 01/06/2010	VMIG-1	A-1+	25,000,000	25,000,000

Kansas—2.89%
Kansas State Department of Transportation
Highway Revenue - Series A-1
(SPA: Wachovia Bank N.A.)
0.180%, 01/07/2010	VMIG-1	NR	8,500,000	8,500,000

Massachusetts—15.30%
Massachusetts Bay Transportation Authority
Sales Tax Revenue - Series A-1
(SPA: JPMorgan Chase Bank)
0.180%, 01/06/2010	VMIG-1	A-1+	25,000,000	25,000,000
Massachusetts State General Obligation -
Series B (SPA: Landesbank Hessen-Thuringen)
0.290%, 01/07/2010	VMIG-1	A-1+	20,000,000	20,000,000
				45,000,000

Mississippi—7.14%
Jackson County Pollution Control
Revenue - Chevron U.S.A. Inc. Project
0.200%, 01/04/2010	VMIG-1	NR	21,000,000	21,000,000

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Portfolio of investments—December 31, 2009

	Moody’s	S&P
	rating	rating		Face
Security description	(unaudited)	(unaudited)	amount	Value
Short-term municipal notes(1)—(continued)

New York—14.62%
New York City Municipal Water Finance
Authority Water & Sewer Revenue
(SPA: Wachovia Bank N.A.)
0.170%, 01/07/2010	VMIG-1e	A-1+e	$18,000,000	$ 18,000,000
New York State Dormitory Authority
Revenue - City University - Series C
(LOC: Bank of America N.A.)
0.190%, 01/07/2010	NR	A-1	25,000,000	25,000,000
				43,000,000
North Carolina—11.81%
North Carolina State General Obligation -
Series C (SPA: Bayerische Landesbank)
0.190%, 01/06/2010	VMIG-1	NR	21,395,000	21,395,000
North Carolina State University at
Raleigh Revenue - Series B
(SPA: Bayerische Landesbank)
0.190%, 01/06/2010	VMIG-1	NR	13,350,000	13,350,000
				34,745,000
Washington—8.50%
Washington State Higher Education Facilities
Authority Revenue - Seattle Pacific University
(LOC: U.S. Bank N.A.)
0.200%, 01/07/2010	VMIG-1	NR	25,000,000	25,000,000
Total short-term municipal notes (Cost $263,245,000)				263,245,000
			Shares	Value
Money market funds(2)—8.85%
Alpine Municipal Money Market Fund, 0.23%			8,679,069	$ 8,679,069
Fidelity Institutional Tax-Exempt Portfolio, 0.13%			8,679,069	8,679,069
SEI Tax-Exempt Trust Institutional Tax Free Fund, 0.06%			8,679,069	8,679,069
Total money market funds (cost $26,037,207)				26,037,207
Total investments (cost $289,282,207)—98.35%				289,282,207
Other assets in excess of liabilities—1.65%				4,850,408
Net assets applicable to common shareholders—100.00%				$294,132,615

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Portfolio of investments—December 31, 2009

(1)	Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of December 31, 2009.
(2)	The interest rates shown are the current rates as of December 31, 2009.

LOC - Letter of Credit
SPA - Standby Purchase Agreement

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Fund’s investments:

	Quoted prices in
	active markets for	Significant other	Unobservable
	identical investments	observable inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Short-term municipal bonds	$—	$263,245,000	$—	$263,245,000
Money market funds	26,037,207	—	—	26,037,207
Total	$26,037,207	$263,245,000	$—	$289,282,207

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Statement of assets and liabilities—December 31, 2009

Assets:
Investments in securities, at value (cost—$289,282,207)	$289,282,207
Cash	5,864,958
Receivable for interest	68,697
Other assets	17,692
Total assets	295,233,554

Liabilities:
Dividends payable	825,135
Accrued expenses and other liabilities	275,804
Total liabilities	1,100,939
Net assets applicable to common shareholders	$294,132,615

Net assets applicable to common shareholders:
Common stock - $0.001 par value per common share; 199,995,800
shares authorized; 20,628,363 shares issued and outstanding	$301,974,125
Accumulated undistributed net investment income	185,479
Accumulated net realized loss from investment activities	(8,026,989)
Net unrealized appreciation of investments	—
Net assets applicable to common shareholders	$294,132,615
Net asset value per common share ($294,132,615 applicable to
20,628,363 common shares outstanding)	$14.26

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Statements of operations

	For the nine	For the
	months ended	year ended
	December 31, 2009	March 31, 2009
Investment income:
Interest	$13,040,660	$22,835,689
Dividends	53	—
Total investment income	13,040,713	22,835,689

Expenses:
Investment advisory and administration fees	2,793,174	4,091,499
Auction preferred shares expenses	151,781	605,904
Professional fees	475,962	1,402,725
Reports and notices to shareholders	402,030	399,979
Interest expense and fees on floating rate notes	83,315	376,049
Custody and accounting fees	69,813	117,812
Directors’ fees	105,810	55,820
Stock exchange listing fees and tender offer filing fees	26,145	14,591
Transfer agency fees	21,413	21,134
Insurance fees	15,588	13,622
Other expenses	15,111	197
	4,160,142	7,099,332
Less: Fee waivers by investment advisor and administrator	(1,935,126	(2,422,270)
Net expenses	2,225,016	4,677,062
Net investment income	10,815,697	18,158,627

Net realized and unrealized gains (losses)
from investment activities:
Net realized gains (losses) from:
Investments	4,749,108	(7,046,123)
Futures	—	(3,054)
Net change in unrealized appreciation (depreciation) of:
Investments	20,680,226	(7,640,053)
Futures	—	195,967
Net realized and unrealized gains (losses) from investment activities	25,429,334	(14,493,263)
Dividends paid to auction preferred shareholders
from net investment income	(424,510)	(5,063,642)
Net increase (decrease) in net assets applicable to common
shareholders resulting from operations	$35,820,521	$(1,398,278)

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Statement of changes in net assets applicable to common shareholders

	For the nine	For the	For the
	months ended	year ended	year ended
	December 31, 2009	March 31, 2009	March 31, 2008
From operations:
Net investment income	$10,815,697	$18,158,627	$19,932,097
Net realized gain (loss) from investments and futures	4,749,108	(7,049,177)	(4,950,739)
Net change in unrealized appreciation (depreciation)
of investments and futures	20,680,226	(7,444,086)	(20,221,090)

Dividends paid to auction preferred
shareholders from:
Net investment income	(424,510)	(5,063,642)	(8,016,944)
Net realized gains from investment activities	—	—	(211,006)
Total dividends and distributions paid to
auction preferred shareholders	(424,510)	(5,063,642)	(8,227,950)
Net increase (decrease) in net assets applicable to
common shareholders resulting from operations	35,820,521	(1,398,278)	(13,467,682)
Dividends paid to common shareholders from:
Net investment income	(10,953,661)	(12,222,305)	(11,861,311)
Net realized gains from investment activities	—	—	(336,242)
Total dividends and distributions paid to
common shareholders	(10,953,661)	(12,222,305)	(12,197,553)
Net increase (decrease) in net assets
applicable to common shareholders	24,866,860	(13,620,583)	(25,665,235)

Net assets applicable to common shareholders:
Beginning of period	269,265,755	282,886,338	308,551,573
End of period	$294,132,615	$269,265,755	$282,886,338
Accumulated undistributed net investment income	$185,479	$911,646	$194,420

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Financial highlights
Selected data for a share of common stock outstanding throughout each period is presented below:

	For the nine
	months ended
	December 31, 2009
Net asset value, beginning of period	$13.05
Net investment income	0.52	(1)
Net realized and unrealized gains (losses) from investment activities	1.24
Common share equivalent of dividends and distributions
paid to auction preferred shareholders from:
Net investment income	(0.02)
Net realized gains from investment activities	—
Total dividends and distributions paid to auction preferred shareholders	(0.02)
Net increase (decrease) from operations	1.74
Dividends and distributions paid to common shareholders from:
Net investment income	(0.53)
Net realized gains from investment activities	—
Total dividends and distributions paid to common shareholders	(0.53)
Net asset value, end of period	$14.26
Market value, end of period	$14.09
Total net asset value return(2)	13.51%
Total market price return(3)	29.00%
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and administrator
including interest expense and fees on floating rate notes	1.03	%(4),(5)
Total expenses, before fee waivers by investment advisor and administrator
including interest expense and fees on floating rate notes	1.92	%(4),(5)
Total expenses, net of fee waivers by investment advisor and administrator
excluding interest expense and fees on floating rate notes	0.99	%(4)
Net investment income before dividends paid to auction preferred shareholders	5.00	%(4)
Dividends paid to auction preferred shareholders from net investment income	0.20	%(4)
Net investment income available to common shareholders	4.80	%(4)
Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)	$294,133
Portfolio turnover	7%
Asset coverage per share of auction preferred shares, end of period	$—

For the years ended March 31,
2009		2008	2007	2006	2005
$13.71		$14.96	$14.70	$14.93	$15.39
0.88	(1)	0.97 (1)	0.94 (1)	0.90	0.83
(0.70)		(1.22)	0.33	0.02	(0.31)

(0.25)		(0.39)	(0.34)	(0.22)	(0.14)
—		(0.01)	(0.02)	(0.07)	(0.01)
(0.25)		(0.40)	(0.36)	(0.29)	(0.15)
(0.07)		(0.65)	0.91	0.63	0.37

(0.59)		(0.58)	(0.62)	(0.65)	(0.76)
—		(0.02)	(0.03)	(0.21)	(0.07)
(0.59)		(0.60)	(0.65)	(0.86)	(0.83)
$13.05		$13.71	$14.96	$14.70	$14.93
$11.37		$12.38	$13.48	$13.02	$12.71
(0.39)%		(4.52)%	6.31%	4.29%	2.48%
(3.32)%		(3.86)%	8.83%	9.51%	(6.55)%

1.73	%(5)	1.18%	1.25%	1.39%	1.51%

2.62	%(5)	1.88%	1.88%	1.90%	1.96%

1.59%		1.18%	1.25%	1.39%	1.51%
6.71%		6.66%	6.32%	5.95%	5.52%
1.87%		2.68%	2.31%	1.48%	0.90%
4.84%		3.98%	4.01%	4.47%	4.62%

$269,266		$282,886	$308,552	$303,315	$308,033
27%		30%	39%	57%	50%
$136,860		$117,354	$123,465	$122,218	$123,341

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Financial highlights

(1)	Calculated using the average shares method.
(2)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(3)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)	Annualized.
(5)
Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Notes to financial statements

Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  The Fund’s previous investment objective was to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital.  There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Standards Codification Topic 105 Generally Accepted Accounting Principals requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through February 24, 2010, the date the financial statements were issued. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities.  The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer;

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Notes to financial statements

actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 820 Fair Value Measurements and Disclosures (“ASC 820”) requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2—
Observable inputs other that quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

In accordance with the requirements of ASC 820, a fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements.  Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact it will have on its financial statement disclosures.

Repurchase agreements—The Fund may have purchased securities or other obligations from a bank or securities dealer, subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintained custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Notes to financial statements

custodian that maintained a separate account for both the Fund and its counterparty. The underlying collateral was valued daily to ensure that the value, including accrued interest, was at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally had the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.  Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) could have been subject to special risks and could not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) became insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral could have been subject to legal proceedings.

Floating-rate notes issued in conjunction with securities held—Tender option bond program
The Fund maintained a tender option bond program until October 2009, when such program was terminated. Under the program, the Fund was able to sell a fixed-rate bond (“Fixed-Rate Bond”) to a broker who deposited the Fixed-Rate Bond into a special-purpose entity from which were issued floating-rate notes (“Floating-Rate Notes”) that were sold to third parties. The Floating-Rate Notes had interest rates that reset weekly and the holders of the Floating-Rate Notes had the option to tender their notes to the broker at par at each reset date. A residual certificate (an “Inverse Floater”), which paid interest equal to the difference between the Fixed-Rate Bond and the Floating-Rate Notes, was also issued by the special-purpose entity. The Inverse Floater also gave the holder the right to cause the Floating-Rate Note to be called at par and to require transfer of the Fixed-Rate Bond to the holder of the Inverse Floater, thereby liquidating the special-purpose entity. In certain transactions, the Fund ultimately received the Inverse Floater plus the cash equivalent of the proceeds raised from the issuance of the Floating-Rate Notes in exchange for the Fixed-Rate Bonds, less fees and expenses.

Although the Fund physically held the Inverse Floater, the transaction was accounted for as a secured borrowing pursuant to FASB Accounting Standards Codification Topic 860 Transfers and Servicing (“ASC 860”), because of its unilateral right to cause the liquidation of the special-purpose entity and recover the Fixed-Rate Bond it originally sold to the broker. In accordance with ASC 860, the Fund included the Fixed-Rate Bond on the Portfolio of investments and recognized the Floating-Rate Notes as a liability on the Statement of assets and liabilities.

The range of interest rates on the liability for Floating-Rate Notes was 0.180% to 0.920%, at a weighted average rate of 0.414% for the nine months ended December 31, 2009.

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Notes to financial statements

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Futures contracts—Upon entering into a financial futures contract, the Fund was required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, was made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin was recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract was closed, at which time the net gain or loss was reclassified to realized gain or loss on futures. Variation margin calls could have been substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund was required to make variation margin payments and was required to maintain the position being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion. The separate account for margin was maintained at the futures counterparty and would be subject to risks or delays if the counterparty becomes insolvent. The Fund had no futures contracts outstanding during the nine months ended December 31, 2009.

Dividends and distributions—Through October 2009, the Fund had a policy of intending to pay monthly dividends to common shareholders at a rate level that would result in the distribution of all of the Fund’s net investment income remaining after the payment of dividends on any outstanding auction preferred shares.  The dividend rate on the common stock was adjusted as necessary to reflect the earnings rate of the Fund.  In October 2009, the Board announced that it does not intend to declare further distributions to common stockholders until after the completion of the tender offer in January 2010, unless a dividend/distribution is determined by the Board to be necessary or appropriate to avoid possible adverse tax consequences to the Fund or its shareholders.  Going forward, the Board determined that dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Notes to financial statements

annually. The Board declared a dividend from net investment income in December 2009 that was payable in January 2010.  Dividends and distributions to common shareholders were recorded on the ex-dividend date.  Dividends to auction preferred shareholders were accrued daily.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The Fund, until October 2009, had followed an investment policy of investing primarily in municipal obligations of various states.  Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

Investment advisor and administrator
Effective October 19, 2009, the Board appointed Brooklyn Capital Management, LLC (“Brooklyn”) as the interim investment adviser to the Fund.  At a Special Meeting of Shareholders held on December 10, 2009, shareholders approved an investment advisory agreement between the Fund and Brooklyn.  In accordance with the investment advisory agreement, the Fund is obligated to pay Brooklyn a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly net assets.  Brooklyn agreed to waive its investment advisory fee, subject to reimbursement for reasonable expenses, until the Fund commenced and completed a tender offer for its common stock, which was completed in January 2010.  Effective October 29, 2009, the Board appointed Income Research & Management (“IRM”) as the interim sub-adviser to the Fund.  The interim Sub-Advisory Agreement between Brooklyn and IRM obligated Brooklyn to pay IRM for its services, subject to reimbursement by the Fund.  The interim Sub-Advisory Agreement was terminated on December 21, 2009.  The Fund also entered into an administrative services agreement (the “Administration Agreement”) with U.S. Bancorp Fund Services, LLC (the “Administrator”), which was effective on October 19, 2009.

In July 2009, the previous Board had approved an investment Advisory and Administration Contract (“Advisory Contract”) with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), under which UBS Global AM served as investment advisor and administrator of the Fund. The Advisory Contract was terminated effective October 18, 2009. In accordance with the Advisory Contract,

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Notes to financial statements

the Fund was obligated to pay UBS Global AM an investment advisory and administration fee, which was accrued weekly and paid monthly, at the annual rate of 0.90% of the Fund’s average weekly net assets attributable to holders of common and auction preferred shares. UBS Global AM had agreed to waive a portion of the advisory and administration fee so that the Fund’s effective fee was 0.50% of average weekly net assets attributable only to holders of common shares.

Brooklyn waived $525,298 of investment advisory fees from October 19, 2009 to December 31, 2009.  UBS Global AM waived $1,409,828 of investment advisory and administration fees from April 1, 2009 to October 18, 2009.

Additional information regarding compensation to affiliate of a former board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. Professor Feldberg resigned from the Fund’s board in September 2009. The Fund had been informed that Professor Feldberg’s role at Morgan Stanley did not involve matters directly affecting the Fund. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended September 30, 2009, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $10,419,600. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions. In addition, Morgan Stanley had been able to participate as a broker-dealer in auctions for the Fund’s auction preferred shares and receive compensation therefore.  Amounts received by Morgan Stanley, if any, would vary depending upon that firm’s participation in an auction, and such amounts would have been calculated and paid by the auction agent from money provided by the Fund.

Auction preferred shares related services fees
UBS Financial Services Inc., an affiliate of UBS Global AM, had provided certain services to the Fund and certain holders of the outstanding APS pursuant to an agreement with Deutsche Bank, the Fund’s auction agent for APS. For the nine months ended December 31, 2009, UBS Financial Services Inc. received from Deutsche Bank $49,820 (paid indirectly by the Fund) for these services.

Auction preferred shares
The Fund had outstanding 590 shares of auction preferred shares Series A, 590 shares of auction preferred shares Series B, 591 shares of auction preferred shares

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Notes to financial statements

Series C, 443 shares of auction preferred shares Series D, 443 shares of auction preferred shares Series E and 443 shares of auction preferred shares Series F, which are referred to herein collectively as the “APS.”  All shares of each series of APS had a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

Dividends, which were cumulative, were generally reset every 7 days for each Series of APS pursuant to a process specified in Fund charter documents.

For the nine months ended December 31, 2009, the average dividend rates for each Series of APS were 0.556%, 0.553%, 0.544%, 0.544%, 0.548% and 0.556% for Series A, B, C, D, E and F, respectively.

The Fund was subject to certain restrictions relating to the APS.  Failure to comply with these restrictions could have precluded the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could have triggered the mandatory redemption of APS at liquidation value.

On October 5, 2009, the Fund announced the following redemptions of APS at a price of $50,000 per share plus any accrued and unpaid dividends through October 5, 2009:

	Aggregate	Number of shares
Series of APS	principal	redeemed
Series A	$29,500,000	590
Series B	$29,500,000	590
Series C	$29,550,000	591
Series D	$22,150,000	443
Series E	$22,150,000	443
Series F	$22,150,000	443

All APS were redeemed in October 2009.

Purchases and sales of securities
For the nine months ended December 31, 2009, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $24,721,850 and $510,203,800, respectively.

Federal tax status
The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies.  Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund would not to be subject to a federal excise tax.

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Notes to financial statements

The tax character of distributions paid during the nine months ended December 31, 2009 and the fiscal years ended March 31, 2009 and March 31, 2008 were as follows:

	For the	For the	For the
	nine months ended	year ended	year ended
Distributions paid from:	December 31, 2009	March 31, 2009	March 31, 2008
Tax-exempt income	$11,378,171	$17,283,881	$19,874,797
Ordinary income	—	2,066	550,706
Total distributions paid	$11,378,171	$17,285,947	$20,425,503

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the nine months ended December 31, 2009.

The following information is presented on an income tax basis as of December 31, 2009:

Tax cost of investments	$289,282,207
Net unrealized appreciation	—
Undistributed tax exempt income	1,010,614
Undistributed long-term gains	—
Total distributable earnings	1,010,614
Other accumulated losses and other temporary differences	(8,852,124)
Total accumulated losses	(7,841,510)

The differences between book-basis and tax-basis unrealized appreciation/depreciation of investments is attributable to the realization for tax purposes of unrealized gains/losses on certain securities that were marked-to-market and tax treatment of certain tender option bond transactions and premium amortization adjustments.

At December 31, 2009, the Fund had a net capital loss carryforward of $6,515,933.  This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire on December 31, 2016.  To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

In accordance with U.S. Treasury regulations, the Fund has elected to defer realized capital losses of $1,511,056 arising after October 31, 2009.  Such losses are treated for tax purposes as arising on January 1, 2010.

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Notes to financial statements

To reflect reclassifications arising from permanent “book/tax” differences for the nine months ended December 31, 2009, the Fund’s accumulated undistributed net investment income was decreased by $163,693, accumulated net realized loss from investment activities was decreased by $165,759 and common stock was decreased by $2,066.

For the nine months ended December 31, 2009, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the nine months ended December 31, 2009, the Fund did not incur any interest or penalties.

Each of the tax years in the three year period ended March 31, 2009 and the nine months ended December 31, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Change in independent registered public accounting firm
The Fund’s Audit Committee met on September 24, 2009 to consider the selection of a new independent registered public accounting firm for the Fund for the nine months ended December 31, 2009.  Based on the recommendation of the Fund’s Audit Committee and by vote of the Independent Directors, the Board selected the firm of Tait, Weller & Baker LLP (“Tait, Weller”) as the Fund’s independent registered public accounting firm for the nine months ended December 31, 2009.  At a Special Meeting of Shareholders held on December 10, 2009, shareholders approved the selection of Tait, Weller.

The Fund received a letter dated October 1, 2009 from Ernst & Young LLP (“Ernst & Young”), the prior independent registered public accounting firm, stating that the client-auditor relationship between Ernst & Young and the Fund had ended.

The reports of Ernst & Young on the Fund’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Fund’s financial statements for each of the two fiscal years ended March 31, 2009 and in the subsequent interim period through October 1, 2009, there were no disagreements (as such term is used in Item 304 of Regulation S-K) with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report.

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Notes to financial statements

Subsequent events
The Fund announced on January 25, 2010 that its offer to purchase up to 75% of the Fund’s outstanding common shares at 99.5% of the net asset value (“NAV”) per common share had expired at 5:00 p.m., Eastern Time, on January 22, 2010.  A total of 13,951,912.342 shares or approximately 67.63% of the Fund’s outstanding common shares were validly tendered.  All such shares were accepted for payment at a price of $14.18 per share (99.5% of the NAV per common share of $14.25).  As of January 29, 2010, the net assets of the Fund were $96,190,836, the shares outstanding were 6,676,450 and the net asset value per common share was $14.41.  Since the tender offer was completed, the Fund will no longer invest in municipal securities and will invest based on the current investment objective of total return.  Brooklyn will also be entitled to receive investment advisory fees.

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Report of independent registered public accounting firm

To the Board of Directors and Shareholders of
Special Opportunities Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Special Opportunities Fund, Inc. (formerly Insured Municipal Income Fund Inc.), including the portfolio of investments, as of December 31, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the nine months ended December 31, 2009.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of operations for the year ended March 31, 2009, statements of changes in net assets for the two years in the period ended March 31, 2009 and the financial highlights for each of the five years in the period ended March 31, 2009, have been audited by other auditors, whose report dated May 19, 2009 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Opportunities Fund, Inc. as of December 31, 2009, the results of its operations, the changes in net assets and the financial highlights for the nine months ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 24, 2010

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”).  The Fund’s NYSE trading symbol is “PIF.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Special meeting of shareholders held on December 10, 2009
The Fund held a special meeting of shareholders (the “Meeting”) on December 10, 2009 to vote on the following matters:

(1)	To elect three directors to serve until the annual meeting of shareholders in 2010 and until their successors are elected and qualify or until they resign or are otherwise removed;

(2)	To approve a new investment advisory agreement between the Fund and Brooklyn Capital Management, LLC;

(3)	To approve the replacement of the Fund’s fundamental investment objective with a non-fundamental investment objective of providing total return;

(4)	To eliminate the Fund’s fundamental investment policy to invest at least 80% of its net assets in insured municipal obligations;

(5)	To ratify the selection of Tait, Weller & Baker LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

(6)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Quorum
The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the shares outstanding on the record date of October 30, 2009) was necessary to constitute a quorum for the transaction of business.  At the Meeting, the holders of approximately 95.51% of the common stock outstanding as of the record date were represented in person or by proxy (19,702,861 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
General information (unaudited)

The actual voting results for the agenda items were as follows:

Proposal to elect three (3) directors:
	% of	% of		% of	% of		% of	% of
FOR	Quorum	O/S	AGAINST	Quorum	O/S	ABSTAIN	Quorum	O/S
18,413,588	93.46%	89.26%	0	0.00%	0.00%	1,289,273	6.54%	6.25%

Proposal to approve a new investment advisory agreement:
	% of	% of		% of	% of		% of	% of
FOR	Quorum	O/S	AGAINST	Quorum	O/S	ABSTAIN	Quorum	O/S
10,626,227	90.73%	51.51%	919,292	7.85%	4.46%	166,026	1.42%	0.80%

Proposal to approve the replacement of the Fund’s fundamental investment objective:
	% of	% of		% of	% of		% of	% of
FOR	Quorum	O/S	AGAINST	Quorum	O/S	ABSTAIN	Quorum	O/S
10,570,958	90.26%	51.24%	1,031,051	8.80%	5.00%	109,535	0.94%	0.53%

Proposal to eliminate the Fund’s fundamental investment policy:
	% of	% of		% of	% of		% of	% of
FOR	Quorum	O/S	AGAINST	Quorum	O/S	ABSTAIN	Quorum	O/S
10,566,576	90.22%	51.22%	1,072,240	9.16%	5.20%	72,728	0.62%	0.35%

Proposal to ratify the selection of Tait, Weller & Baker LLP:
	% of	% of		% of	% of		% of	% of
FOR	Quorum	O/S	AGAINST	Quorum	O/S	ABSTAIN	Quorum	O/S
18,320,148	92.98%	88.81%	1,166,946	5.92%	5.66%	215,767	1.10%	1.05%

*O/S = outstanding shares

Dividend reinvestment plan
Effective January 1, 2010, in accordance with a determination made by the Board at a meeting held in October 2009, the Fund’s Dividend Reinvestment Plan (the “Plan”) was terminated. Any dividends paid by the Fund during 2009 were subject to the terms of the Plan, however, any dividends declared in 2009 but not paid until 2010 were no longer reinvested pursuant to the Plan.

Issuance of fund certificates
The Board determined to no longer have share certificates of the Fund issued.  Accordingly, after January 1, 2010, ownership of Fund shares will be established by book-entry.

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at December 31, 2009.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
		Length	Principal Occupation	Complex***	Directorships
Name, Address		of Time	During the Past	Overseen	held by
and Age	Position	Served	Five Years	by Director	Director

INTERESTED DIRECTORS

Andrew Dakos* (43) Park 80 West / Plaza Two, 250 Pehle Avenue, Suite 750 Saddle Brook, NJ 07663	Interested Director	Since 2009	Principal, Bulldog Investors, the general partner of the six private investment partnerships in the Bulldog Investors group of funds.	1	Director, Mexico Equity and Income Fund, Inc.; Director, Brantley Capital Corporation.

Philip Goldstein* (64) Park 80 West / Plaza Two, 250 Pehle Avenue, Suite 750 Saddle Brook, NJ 07663	Interested Director	Since 2009	Principal, Bulldog Investors, the general partner of the six private investment partnerships in the Bulldog Investors group of funds.	1	Director, Mexico Equity and Income Fund, Inc.; Director, Brantley Capital Corporation; ASA Ltd.

Gerald Hellerman** (72) 615 East Michigan Street Milwaukee, WI 53202	Interested Director as of January 1, 2010	Since 2009	Managing Director, Hellerman Associates (a financial and corporate consulting firm).	1
Director, Mexico Equity and Income Fund, Inc.; Director, MVC Capital, Inc.; Director, Old Mutual Absolute Return and Emerging Managers Fund Complex (consisting of six funds); Director, Brantley Capital Corporation; and Director, MVC Acquisition Corp.

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
		Length	Principal Occupation	Complex***	Directorships
Name, Address		of Time	During the Past	Overseen	held by
and Age	Position	Served	Five Years	by Director	Director

INDEPENDENT DIRECTORS

James Chadwick (36) 615 East Michigan Street Milwaukee, WI 53202	Independent Director	Since 2009	Managing Member, Monarch Activist Partnership LP; Founder/Managing Member, Pacific Cost Investment Partners LLC; Managing Director, Harlingwood Equity Partners LP.	1	None

Ben H. Harris (41) 615 East Michigan Street Milwaukee, WI 53202	Independent Director	Since 2009	Chief Financial Officer, NHI II, LLC and NHI Financial Services, LLC; Investment Professional, MVC Capital, Inc.	1	Director, NHI II, LLC; Director, NHI Financial Services, LLC.

Charles C. Walden (65) 615 East Michigan Street Milwaukee, WI 53202	Independent Director	Since 2009	President and Owner, Sound Capital Associates, LLC (consulting firm); Executive Vice-President – Investments and Chief Investment Officer of Knights of Columbus (fraternal benefit society selling life insurance and annuities)	1	Director, Third Avenue Funds (fund complex consisting of five funds and one variable series trust).
OFFICERS

Andrew Dakos*	President, Chief Compliance Officer until December 31, 2009	Since 2009	Principal, Bulldog Investors, the general partner of the six private investment partnerships in the Bulldog Investors group of funds.	n/a	n/a

Rajeev Das	Vice- President and Treasurer	Since 2009	Managing Member, Bulldog Investors, the general partner of the six private investment partnerships in the Bulldog Investors group of funds.	n/a	n/a

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
		Length	Principal Occupation	Complex***	Directorships
Name, Address		of Time	During the Past	Overseen	held by
and Age	Position	Served	Five Years	by Director	Director
Phillip Goldstein*	Chairman and Secretary	Since 2009	Principal, Bulldog Investors, the general partner of the six private investment partnerships in the Bulldog Investors group of funds.	n/a	n/a

Gerald Hellerman **	Chief Compliance Officer and Chief Financial Officer as of January 1, 2010	Since 2010	Managing Director, Hellerman Associates (a financial and corporate consulting firm).	n/a	n/a

*	Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund within the meaning of the 1940 Act, because of their affiliation with Brooklyn Capital Management, LLC.
**
Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act since he is an officer of the Fund as of January 1, 2010.  Mr. Hellerman is not affiliated with Brooklyn Capital Management, LLC.

***	The Fund Complex is comprised of only the Fund.

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
New York Stock Exchange certifications (unaudited)

On September 14, 2009, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s president and treasurer have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

Investment Adviser
Brooklyn Capital Management, LLC
60 Heritage Drive
Pleasantville, NY 10570

Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY 10038

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Fund Counsel
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  A new code of ethics for the registrant was approved by the Board of Directors on September 1, 2009.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  James Chadwick is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Information provided for the fiscal year ended March 31, 2009 was taken from the Form N-CSR filed on May 29, 2009.

(a) Audit Fees:

For the fiscal nine months ended December 31, 2009, the aggregate Tait, Weller & Baker LLP (“TWB”) audit fees for professional services rendered to the registrant were approximately $38,000.  For the fiscal year ended March 31, 2009, the aggregate Ernst & Young LLP (“E&Y”), the previous independent registered public accounting firm for the Fund, audit fees for professional services rendered to the registrant were approximately $42,000.

Fees included in the audit fees category are those associated with performing an audit of the registrant’s annual financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees:

For the fiscal nine months ended December 31, 2009, the aggregate audit-related fees billed by TWB and E&Y for services rendered to the registrant that are reasonable related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,000 and $6,283, respectively.  For the fiscal year ended March 31, 2009, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $8,523.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2009 and 2008 semiannual financial statements, (2) auction preferred shares testing for the registrant’s fiscal nine months ended December 31, 2009 and fiscal year ended March 31, 2009 and (3) review of profitability report.

The Audit Committee pre-approved the fees for TWB for its review of the 2009 semiannual financial statements.  There were no other audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(c) Tax Fees:

For the fiscal nine months ended December 31, 2009, the aggregate tax fees billed by TWB and E&Y for professional services rendered to the registrant were $10,000 and $3,305, respectively.  For the fiscal year ended March 31, 2009, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $10,135.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(d) All Other Fees:

In the fiscal nine months ended December 31, 2009 and the fiscal year ended March 31, 2009, there were no fees billed by TWB or E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal nine months ended December 31, 2009 and the fiscal year ended March 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal nine months ended December 31, 2009 and the fiscal year ended March 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal nine months ended December 31, 2009 and the fiscal year ended March 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal nine months ended December 31, 2009 and the fiscal year ended March 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal nine months ended December 31, 2009 and the fiscal year ended March 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal nine months ended December 31, 2009 and the fiscal year ended March 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) For the fiscal nine months ended December 31, 2009, the aggregate fees billed by TWB of $12,000 for non-audit services rendered on behalf of the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides (or provided during the relevant fiscal period) services to the registrant for the fiscal period of the registrant is shown in the table below.  For the fiscal nine months ended December 31, 2009 and the fiscal year ended March 31, 2009, the aggregate fees billed by E&Y of $1,004,526 and $2,038,064, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its previous investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal periods of the registrant is shown in the table below:

	December 31, 2009	March 31, 2009
Registrant	$12,000 (TWB) $9,588 (E&Y)	$18,658 (E&Y)
Registrant’s Investment Adviser	$0	$0
Registrant’s Previous Investment Adviser	$994,938	2,019,406 (E&Y)

(h) The registrant’s previous audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. James Chadwick, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant's policy regarding proxy voting is to delegate the voting of proxies with respect to securities owned by the Fund to the Adviser.  The Adviser's policies and procedures regarding proxy voting are below.

Brooklyn Capital Management, LLC

Proxy Voting Policies and Procedures

Proxy Voting Policies

Brooklyn Capital Management, LLC (“Brooklyn Capital”) recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote, such as election of directors and important matters affecting a company’s structure and operations.  As an investment adviser with a fiduciary responsibility to the Special Opportunities Fund, Inc. (the “Fund”), Brooklyn Capital analyzes the proxy statements of issuers whose stock is owned by the Fund and votes proxies on behalf of the Fund.

Brooklyn Capital’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company.  Proxies are voted solely in the interests of the Fund and its shareholders.

Proxy Voting Procedures

 In evaluating proxy statements, the Fund’s portfolio managers rely upon their own fundamental research, and information presented by company management and shareholder groups.  Brooklyn Capital will not delegate its proxy voting responsibility on behalf of the Fund to a third party proxy voting service.

Proxy Voting Guidelines

Brooklyn Capital will generally vote proxies in favor of proposals that, in the opinion of the Fund’s portfolio managers, seek to enhance shareholder democracy.  In those instances where shareholder democracy is not affected by the issue submitted to vote, Brooklyn Capital will endeavor to vote in the best economic interest of the Fund.  With respect to proxies of closed-end investment companies whose shares are held by the Fund, Brooklyn Capital adheres to a “mirror voting” policy, whereby Brooklyn Capital will vote its shares in proportion to those votes cast by such investment company’s shareholders.

Monitoring and Resolving Conflicts of Interest

When reviewing proxy statements and related research materials, the Fund’s portfolio managers will consider whether any business or other relationships between a portfolio manager, Brooklyn Capital and a portfolio company could influence a vote on such proxy matter. With respect to personal conflicts of interest, Brooklyn Capital’s Code of Ethics requires all members to avoid activities, perquisites, gifts, or receipt of investment opportunities that could interfere with the their ability to act objectively and effectively in the best interests of Brooklyn Capital and the Fund, and restricts their ability to engage in certain outside business activities.  Portfolio managers with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 31, 2010.

(a)(1):

The Portfolio Manager of the Fund is comprised of principals and employees of Brooklyn Capital Management LLC, the Fund’s investment adviser.  Phillip Goldstein, Andrew Dakos, and Rajeev Das comprise the group (the “Group”) of individuals responsible for the day-to-day management of the registrant’s portfolio.  The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Managing Member of Brooklyn Capital Management LLC since its inception in October 2009. Since 1992, Mr. Goldstein has been an investment advisor and a principal of the general partner of seven investment partnerships in the Bulldog Investors group of funds.  He is also a principal for the general partner of the sub-adviser to 3 other pooled investment vehicles as well as 3 separately managed accounts.  He has been a director of the following closed-end funds: Mexico Equity and Income Fund since 2000, Brantley Capital Corporation since 2001 and ASA Ltd since 2008.  Mr. Goldstein may buy and sell securities for the Fund’s portfolio without limitation.

Andrew Dakos: Managing Member of Brooklyn Capital Management LLC since its inception in October 2009. Mr. Dakos has been an investment advisor and a principal of the general partner of seven investment partnerships in the Bulldog Investors group of funds.  He is also a principal for the general partner of the sub-adviser to 3 other pooled investment vehicles as well as 3 separately managed accounts.  He has been a director of the Mexico Equity and Income Fund since 2001 and Brantley Capital Corporation intermittently since 2005 and currently.  Mr. Dakos currently serves as the Chief Compliance Officer of Brooklyn Capital Management LLC.  Mr. Dakos may buy and sell securities for the Fund’s portfolio without limitation.

Rajeev Das:  Head Trader of Brooklyn Capital Management LLC since its inception in October 2009.  Mr. Das is a Managing Member of the general partner of Opportunity Income Plus L.P., an investment partnership in the Bulldog Investors group of investment funds.  Mr. Das is Head Trader of Bulldog Investors. He has been a Director of The Mexico Equity and Income Fund, Inc. since 2001 and served as a Director of Brantley Capital Corporation from September 2005 to March 2006.  Mr. Das provides the Group with research and analysis used by the Group to determine the attractiveness of certain prospective investments.   Mr. Das may buy and sell securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

(a)(2):

(i) Phillip Goldstein and Andrew Dakos
(ii) Number of other accounts managed by Mr. Goldstein and Mr. Dakos within each of the following categories:
(A) Registered investment companies:  0
(B) Other pooled investment vehicles:  10
(C) Other accounts:  3
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 10 pooled investment vehicles; $287.2 million. Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account:  3 other accounts; $22.3 million.

(i)  Rajeev Das
(ii)  Number of other accounts managed by Mr. Das within each of the following categories:
(A) Registered investment companies:  0
(B)  Other pooled investment vehicles:  1
(C) Other accounts:  0
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 1; $10.4 million.
(iv) Certain conflicts of interest may arise in connection with the Portfolio Manager’s management of the Fund’s portfolio and the portfolios of other accounts managed by the investment advisor and/or its affiliates, as a result of different investment strategies among such accounts.  In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts. Material conflicts of interest could arise in the allocation of investment opportunities between the Fund and the other pooled investment vehicles managed by members of the Group.  Brooklyn Capital Management, LLC has adopted Trade Allocation Policy and Procedures in order to avoid unfairness and strive to achieve an equitable balancing of competing interests with respect to the allocation of trades.

(a)(3):
Compensation for Mr. Goldstein and Mr. Dakos is comprised solely of net income generated by the Fund’s investment adviser.  Compensation for Mr. Das is comprised of a fixed salary plus a discretionary bonus based on performance to be determined by Messrs Goldstein and Dakos.

(a)(4):
As of February 16, 2010 each member of the Group responsible for the day-to-day management of the registrant’s portfolio owns 0 shares of the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
October 1, 2009 to October 31, 2009	3,100 auction preferred shares	$50,000	3,100 auction preferred shares	0
November 1, 2009 to November 31, 2009	N/A	N/A	N/A	N/A
December 1, 2009 to December 31, 2009	N/A	N/A	N/A	15,471,272 common shares
Total	3,100 auction preferred shares	$50,000	3,100 auction preferred shares	15,471,272 common shares

a.	The date each plan or program was announced – 1) October 5, 2009; 2) December 23, 2009
b.
The dollar amount (or share or unit amount) approved – 1) 3,100 shares of Auction Preferred Shares; 2) Up to 75% of its outstanding shares, or 15,471,272 of the Fund’s issued and outstanding shares of Common Stock.

c.	The expiration date (if any) of each plan or program – 1) N/A; 2) January 22, 2010 at 5:00 p.m., New York City time.
d.	Each plan or program that has expired during the period covered by the table – 1) Completed in October 2009; 2) N/A.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases – 1) Completed in October 2009; 2) N/A.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period (the six months ended September 20, 2009) covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)      /s/Andrew Dakos
Andrew Dakos, President

Date   March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Andrew Dakos
Andrew Dakos, President

Date   March 2, 2010

By (Signature and Title)      /s/Gerald Hellerman
Gerald Hellerman, Chief Financial Officer

Date   March 1, 2010